UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2022 (September 12, 2022)

MARIJUANA COMPANY OF AMERICA, INC.

(Exact Name of Registrant as Specified in Charter)

Utah	000-27039	98-1246221
(State or jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

633 W. 5th Street, Suite 2826

Los Angeles, California ,90071

Telephone: (888) 777-4362

(Address and Telephone Number of Registrant’s Principal
Executive Offices and Principal Place of Business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCOA	None

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Unless otherwise provided in this Current Report on Form 8-K, all references to “we,” “us,” “Company,” “our,” “Marijuana Company of America,” “MCOA,” or the “Registrant” refer to the parent entity, Marijuana Company of America, Inc., a Utah corporation. Unless otherwise indicated in this Current Report on Form 8-K, all references to the Company’s board of directors shall refer to the board of directors of Marijuana Company of America, Inc., a Utah corporation.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2022, a majority of the stockholders eligible to vote of Marijuana Company of America, Inc. (the “Company”), by written consent pursuant to Utah statute, approved Amendment No. 1 to the Company’s 2017 Equity Incentive Plan (the “2017 Equity Plan Amendment”). The 2017 Equity Plan Amendment had previously been approved by the Company’s Board of Directors (the “Board”), subject to stockholder approval. It became effective as of September 14, 2022.

The 2017 Equity Plan Amendment increases the authorized common shares available for issuance from 500,000,000 to 3,000,000,000, and makes no other material modifications. The full text of the 2017 Equity Plan Amendment attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 12, 2022, the Company’s 2017 Equity Plan Amendment was approved by a majority of the Company’s stockholders eligible to vote, by written consent pursuant to Utah statute. The 2017 Equity Incentive Plan Amendment had previously been approved by the Board of Directors subject to stockholder approval. It became effective as of September 14, 2022. The full text of the 2017 Equity Plan Amendment attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1	2017 Equity Incentive Plan Amendment
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARIJUANA COMPANY OF AMERICA, INC.

By: /s/ Jesus M. Quintero
Date: September 14, 2022	Name: Jesus M. Quintero Title: Chief Executive Officer